                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                           ________________________


                        Date of Report (Date of earliest
                          event reported) June 2, 2000

                       MERCANTILE BANKSHARES CORPORATION
          -----------------------------------------------------------

             (Exact name of registrant as specified in its charter)

   Maryland                          0-5127                        52-089572
-------------------        -----------------------------         ---------------------
  (State of                   (Commission File Number)                (IRS Employer
 incorporation                                                     Identification No.)

          Two Hopkins Plaza
          P.O. Box 1477
          Baltimore, MD                                                21203
---------------------------------                                   ----------
(Address of principal executive offices)                            (Zip Code)

                                (410) 237-5900
                       --------------------------------
                        (Registrant's telephone number,
                        including area code)

                                     [N/A]
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Items 1-4.    Not Applicable.

Item 5.       Other Events.
              ------------


                                Press Release.
                                --------------

     On June 2, 2000, Mercantile Bankshares Corporation issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 20 and which is incorporated herein by reference.


Item 6.       Not Applicable.

Item 7.       Exhibits.

         (20) Press Release of Mercantile Bankshares Corporation dated June 2, 2000.

Item 8.       Not Applicable.

Item 9.       Not Applicable.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MERCANTILE BANKSHARES CORPORATION


                                             By   /s/ H. Furlong Baldwin
                                                  ----------------------
                                                  Name:  H. Furlong Baldwin
                                                  Title: Chairman, President and
                                                         Chief Executive Officer

Date:  June 2, 2000

                                      -3-